UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________________

FORM 8-K

_______________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 17, 2020

(Date of earliest event reported)

Atlantic Capital Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-37615	20-5728270
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

945 East Paces Ferry Rd. NE, Suite 1600

Atlanta, Georgia 30326

(Address of principal executive offices)

(Zip Code)

(404) 995-6050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ACBI	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On December 17, 2020, Atlantic Capital Bancshares, Inc, (the “Company”) increased the size of its Board of Directors (the “Board”) from nine members to ten members and, upon the recommendation of the Governance and Nominating Committee, appointed David Eidson as a member of the Board. Mr. Eidson will serve a term expiring at the 2021 Annual Meeting of Shareholders. The Board has determined that Mr. Eidson is independent under applicable NASDAQ Listing Rules.

Mr. Eidson has served as the CEO of Coxe Curry & Associates (“Coxe Curry”), a nonprofit consulting firm serving organizations in greater Atlanta and throughout the state of Georgia. Mr. Eidson joined Coxe Curry in 2012, after a 27-year career in the financial sector and more than 20 years of volunteer service in the Atlanta community. Prior to joining Coxe Curry, Mr. Eidson served in executive leadership roles with RidgeWorth Capital Management, a SunTrust subsidiary, including chief operating officer, chief executive officer and chairman, capping a corporate and investment banking career that saw him serve as head of SunTrust’s Corporate Banking and vice chairman and head of Debt Capital Markets for SunTrust Robinson-Humphrey. He is a past member of the boards of the Atlanta Community Food Bank, Hands On Atlanta, and Emory Healthcare Advisory Board. Prior to his current role at Coxe Curry, Mr. Eidson held volunteer leadership roles in fundraising activities for Auburn University, Children’s Healthcare of Atlanta, Hands On Atlanta, United Way, and Wesleyan School. He and his family are involved in numerous local service projects and global missions. He is a graduate of Leadership Atlanta and a member of Atlanta Rotary.

There are no family relationships between Mr. Eidson and any other executive officer or director of the Company. The Company is not aware of any relationships or transactions in which Mr. Eidson has or will have an interest, or is or was a party, requiring disclosure under Item 404(a) of Regulation S-K. There is no arrangement or understanding between Mr. Eidson and any other persons pursuant to which Mr. Eidson was appointed as director.

On December 21, the Company issued a press release announcing the appointment of Mr. Eidson to the Board. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Short-Term Incentive Plan

On December 17, 2020, the Board, upon the recommendation of the Compensation Committee (the “Committee”) of the Board, approved a new Atlantic Capital Bancshares, Inc. Short-Term Incentive Plan (the “STIP”). The STIP will be effective for the Company’s short-term incentive awards commencing on or after January 1, 2021. The STIP provides an annual performance-based incentive opportunity for eligible employees of the Company and its affiliates, including the Company’s named executive officers.  The STIP is designed to attract, retain, motivate and reward participants while promoting a closer alignment of interests with those of the Company and its shareholders. The STIP will be administered by the Committee.

Under the STIP, the Committee will designate participants and establish performance measures and performance objectives for the potential earning of bonuses with respect to a performance period. The Committee will establish a target bonus for each participant for each performance period.  Performance goals may include a threshold level of performance below which no bonus will be paid and levels of performance at which specified percentages of the target bonus may be paid and may also include a maximum level of performance above which no additional bonus will be paid.  Performance objectives may be based on corporate, business unit, division, department, line of business, individual and/or other performance factors and criteria, as established by the Committee, and performance objectives may carry different weighting.

STIP incentive awards will generally be paid in cash. However, the Committee has authority to authorize the grant of equity awards and/or the issuance of shares of Company common stock in lieu of cash payments and in satisfaction of any bonus earned under the STIP.  Any equity awards and/or shares of common stock delivered as payment for any bonus earned under the STIP will be issued under the Company’s 2015 Stock Incentive Plan and/or other applicable stock plan (as determined by the Committee) and will be subject to the terms and conditions of such stock plan and any related award agreements. No shares of common stock will be issued under the STIP.

Participants in the STIP will be subject to certain forfeiture and/or recoupment provisions and policies in the event that the participant engages in certain types of conduct.

The foregoing description is qualified in its entirety by reference to the STIP, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Executive Severance and Change in Control Plan

On December 17, 2020, the Board, upon the recommendation of the Committee, approved the Atlantic Capital Bancshares, Inc. Executive Severance and Change in Control Plan (the “Severance Plan”).   The Severance Plan is designed to attract and retain qualified executives and attempt to assure the present and future continuity, objectivity and dedication of management in the event of a change in control (or “CIC”) by providing for the payment of certain severance and other benefits in the event of termination of employment under certain circumstances, including a change in control. The Severance Plan supersedes the existing employment agreements in effect with certain executive officers, including the Company’s named executive officers, which expire on December 31, 2020.

The effective date of the Severance Plan is December 17, 2020.  The initial term of the Severance Plan expires December 31, 2022, although the Board or the Committee may extend the term until December 31, 2023 or such later date(s) as may be determined by the Board or the Committee (as defined in the Severance Plan, the “term”).  The Severance Plan will be administered by the Committee.

As a condition to participation, selected participants must enter into a Participation Agreement (each, a “Participation Agreement”) consistent with the form attached as an exhibit to the Severance Plan. The Participation Agreement will specify a participant’s levels, or multiples, of potential severance benefits and contains certain other terms and conditions related to participation.

The Committee has selected certain senior executive officers to participate in the Severance Plan, including the Company’s named executive officers: (i) Douglas L. Williams, President and Chief Executive Officer of the Company; (ii) Patrick T. Oakes, Executive Vice President and Chief Financial Officer of the Company; and (iii) Richard A. Oglesby, Jr., President, Atlanta Division of the Company, pursuant to Participation Agreements that will be effective January 1, 2021.

Under the Severance Plan, in the event a participant’s employment is terminated other than in connection  with a change in control (or “CIC”) as a result of a “qualifying termination” (termination of the participant’s employment by the participant for good reason (as defined in the Severance Plan) or by the Company for any reason other than for cause, death or total disability (as defined in the Severance Plan)), the participant will be entitled to receive the following benefits: (i) unpaid base salary through the date of the participant’s termination of employment (the “termination date”), and (ii) any unpaid incentive compensation for any prior performance period, pro rata and to the extent earned.  In addition, if the participant complies with the restrictive covenants contained in the Severance Plan (described below) and executes a waiver and release acceptable to the Company, then the participant will be entitled to receive the following additional benefits: (A) a severance payment equal to the participant’s severance multiple (as defined in the Severance Plan) times the sum of the participant’s base salary and target bonus for the year of termination, with such severance payment to be paid in twelve (12) equal monthly installments (without interest), as well as (B) a pro rata short-term incentive compensation payment and a pro rata long-term incentive compensation payment (without interest) (collectively, the “Pro Rata Incentive Compensation”), in each case, to the extent earned, for the performance period during which the participant’s termination of employment occurs.  The severance multiple for Messrs. Williams and Oakes in the non-change in control context is 2.25x base salary and target bonus, and the severance multiple in such context for Mr. Oglesby is 2x base salary and target bonus.  In addition, the Company will continue to provide the participant and the participant’s dependents who are qualified beneficiaries with health insurance coverage as if he or she were an active employee for up to eighteen (18) months.

Under the Severance Plan, in the event a participant’s employment is terminated as a result of a qualifying termination in connection with a change in control, the participant will be entitled to receive the following benefits: (i) unpaid base salary through the termination date, and (ii) any unpaid incentive compensation for any prior performance period, pro rata and to the extent earned.  In addition, if the participant complies with the covenants described in the Severance Plan and executes a waiver and release acceptable to the Company, then the participant will be entitled to receive the following additional benefits: (A) a severance payment equal to the participant’s CIC severance multiple (as defined in the Severance Plan) times the sum of the Participant’s base salary and target bonus for the year of termination,  with such severance payment to be paid in twelve (12) equal monthly installments (without interest), as well as (B) Pro Rata Incentive Compensation, to the extent earned, for the performance period during which the participant’s termination of employment occurs.   The CIC severance multiple for Mr. Williams is 3x base salary and target bonus, and the CIC severance multiple for Messrs. Oakes and Oglesby is 2.5x base salary and target bonus.  In addition, the Company will continue to provide the participant and the participant’s dependents who are qualified beneficiaries with health insurance coverage as if he or she were an active employee for up to eighteen (18) months.  Further, if both a qualifying termination and a change in control occur within twelve months following the expiration of the Severance Plan term and was pursuant to significant negotiations that occurred during the Severance Plan term, then the participant will be entitled to the benefits described in this paragraph as if the Severance Plan was still in effect.

Under the Severance Plan, if a participant’s employment is terminated by reason of death, the Company will pay the participant (or his or her estate or representative) any unpaid base salary through the participant’s termination date, and any earned but unpaid incentive compensation for any prior performance period, pro rata and to the extent earned.   In addition, pursuant to the terms of the Severance Plan and individual Participation Agreements, each participant is entitled to an executive death benefit (as defined in the Severance Plan) under certain circumstances.  The executive death benefits for the named executive officers are as follows: Mr. Williams, $2,000,000 (an additional $1,000,000 above the $1,000,000 provided under his employment agreement); and Messrs. Oakes and Oglesby, $1,000,000 each.

Under the Severance Plan, if a participant’s employment is terminated by reason of disability, the Company will pay the participant any unpaid base salary through the participant’s termination date and any earned but unpaid incentive compensation for any prior performance period, pro rata and to the extent earned. In addition, if the participant complies with the covenants described in the Severance Plan and executes a waiver and release acceptable to the Company, then the participant will be entitled to receive a severance payment equal to the participant’s annual base salary, with such severance payment to be paid in twelve (12) equal monthly installments (without interest).  In addition, the Company will continue to provide the participant and the participant’s dependents who are qualified beneficiaries with health insurance coverage as if he or she were an active employee for up to twelve (12) months.

Under the Severance Plan, if a participant’s employment is terminated by the Company for cause, the Company will pay the participant any unpaid base salary through the participant’s termination date.

Under the Severance Plan, if a participant’s employment is terminated by the participant without good reason (e.g., voluntary termination), the Company will pay the participant any unpaid base salary through the participant’s termination date, and any earned but unpaid incentive compensation for any prior performance period, pro rata and to the extent earned.

Payment of certain benefits to a participant under the Severance Plan is subject to the participant’s compliance with certain confidentiality, return of Company property, non-diversion, non-compete, non-solicit, non-piracy and non-disparagement provisions during and following the termination of employment with the Company. The participant’s rights, if any, with respect to any performance share awards, restricted stock awards, restricted stock units and/or other equity awards granted to such participant under any Company equity-based incentive plans will be determined under the applicable incentive plan and award agreement(s). All payments and benefits made to a participant under the Severance Plan will be subject to any recoupment, “claw back” or similar policy or arrangement adopted by the Board, and any similar provisions under applicable law.

The foregoing description is qualified in its entirety by reference to the Severance Plan, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

10.1	Atlantic Capital Bancshares, Inc. Short-Term Incentive Plan
10.2	Atlantic Capital Bancshares, Inc. Executive Severance and Change in Control Plan (with Form of Participation Agreement)
99.1	Press Release dated December 21, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC CAPITAL BANCSHARES, INC.

Dated:  December 21, 2020

By: /s/ Patrick T. Oakes

Name: Patrick T. Oakes

Title:   Executive Vice President and
Chief Financial Officer